EXHIBIT 24.1


                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Victor  E.  Grijalva
                                                   ----------------------------
                                              Name:  Victor  E.  Grijalva

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                            By:   /s/  Ronald  L.  Kuehn,  Jr.
                                                 -------------------------------
                                            Name:  Ronald  L.  Kuehn,  Jr.

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of December, 2001.



                                              By:   /s/  Richard  D.  Kinder
                                                   ---------------------------
                                              Name:  Richard  D.  Kinder

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/ Ronald L. Kuehn, Jr.
                                                   ---------------------------
                                              Name:  Ronald  L.  Kuehn,  Jr.

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Arthur  Lindenauer
                                                   --------------------------
                                              Name:  Arthur  Lindenauer

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Paul  B.  Loyd,  Jr.
                                                   ----------------------------
                                              Name:  Paul  B.  Loyd,  Jr.

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Martin  B.  McNamara
                                                   ----------------------------
                                              Name:  Martin  B.  McNamara

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Roberto  L.  Monti
                                                   --------------------------
                                              Name:  Roberto  L.  Monti

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/ Richard A. Pattarozzi
                                                   ----------------------------
                                              Name:  Richard  A.  Pattarozzi

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Alain  Roger
                                                   --------------------
                                              Name:  Alain  Roger

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Kristian  Siem
                                                   ----------------------
                                              Name:  Kristian  Siem

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands exempted company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, (i) a registration statement on Form S-8 for the registration of 6,200,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (ii) a registration statement on Form S-8 for the registration of 750,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-8").

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 2001.



                                              By:   /s/  Ian  C.  Strachan
                                                   -------------------------
                                              Name:  Ian  C.  Strachan